Interest and Finance Costs, Net (Tables)	9 Months Ended
Sep. 30, 2017
Interest And Finance Costs Net
Schedule of Interest and Finance Costs

The amounts in the accompanying unaudited interim consolidated statements of comprehensive income / (loss) are analyzed as follows:

	September 30,
	2016	2017
Interest on long-term debt (Note 7)	$1,933	$1,990
Interest on promissory note (Note 3)	51	51
Amortization of financing costs	125	116
Total	$2,109	$2,157